Tauriga Sciences Inc. Comments on the Status of Fiscal Year 2015 Form 10-K Filing

NEW YORK, July 31, 2015 /PRNewswire/ — New York, NY — PRNewswire/ — Tauriga Sciences, Inc. (OTCQB: TAUG) or (“Tauriga” or the “Company”), a diversified life sciences company, today commented about the status of its Form 10-K for the year ended March 31, 2015 (the “Form 10-K”).

On July 14, 2015, the Company announced that its management had decided to complete the increase in authorized shares from 1 billion to 2.5 billion prior to filing the Form 10-K. The Company successfully completed the increase in authorized at the Special Meeting of the Stockholders held in New York City on July 27, 2015.

However, on July 23, 2015, as a result of the public announcement of Public Company Accounting Oversight Board (“PCAOB”) order of disciplinary action, the Company became aware that the Company’s predecessor audit firm, Cowan, Gunteski & Co P.A. (the “Predecessor Audit Firm”) violated Securities and Exchange Commission (“SEC”) Regulation SX, Rule 2-01 as well as certain standards with respect to the PCAOB independence rules with respect to the Predecessor Audit Firm’s audit report with respect to the Company year ended March 31, 2014 financial statements (the “Order”). Specifically the Predecessor Audit Firm failed to adhere to the SEC regulations with respect to the partner rotation rules. These rules require that the engagement partner as well as the quality concurring reviewer must be rotated off of the engagement for 5 years (cooling off period) after engaged in those roles for a period of 5 years. The Predecessor Audit Firm did not do this.

The Company had absolutely no knowledge that the Predecessor Audit Firm had violated these SEC rules prior to receiving the Order and the Predecessor Audit Firm did not provide the Company any notice that they may have violated SEC independence rules or that they may have been under investigation for the violation of these rules.

Upon knowledge of this Order, the Company worked tirelessly to find a solution to this issue to find the best way to protect our shareholders.

Specifically, the Company contacted the PCAOB on Thursday July 23, 2015. On Friday July 24, 2015, the PCAOB replied back informing the Company that the issue was out of the PCAOB’s jurisdiction and that the SEC would need to determine the appropriate course of action.

During this period, the Company obtained a seven day extension from OTC Markets to maintain its OTCQB listing which was granted on Wednesday July 29, 2015 based on written representations from the Predecessor Audit Firm that it would be able to re-issue its audit report for the year ended March 31, 2014.

However, on Wednesday, July 29, 2015, the Company’s management, its securities counsel and independent auditors had a conference call with the Office of the Chief Accountant of the SEC. Unfortunately, after much discussion, the SEC notified the Company it was unable to grant the Company a “Waiver” with respect to the Predecessors Audit Firm’s audit report for the fiscal year ended March 31, 2014.

As such, Tauriga is required to re-audit the March 31, 2014 period to correct the issue related to the Predecessor Audit Firm’s lack of independence. The Company is beginning the re-audit as soon as is possible.

As a result of the SEC’s decision, on the morning of Thursday July 30, 2015, the Company petitioned the OTC Markets in writing to extend the existing seven day OTCQB listing extension by a total of 60 additional days until close of business October 5, 2015. The OTC Markets panel denied the request and notified the Company it would be moved from the OTCQB to the OTC Pink Limited Information category effective at market open Friday July 31, 2015.

Currently, the Company and its Board of Directors are evaluating the best course of action to protect shareholders and resolve this unusual and difficult situation that is currently impacting its shareholders. The Company expects to issue a press release within the next ten business days, subsequent to a meeting of the Board of Directors, with the plan of action moving forward.

Tauriga’s Chief Executive Officer Seth M. Shaw expressed, “The Company is very disappointed to be impacted by an issue that directly relates to the Predecessor Audit Firm. Management made any and all efforts to avoid being moved from the OTCQB exchange to the OTC Limited Information category. This is an extremely unusual situation and one that unfortunately impacts the Company and its shareholders adversely. The Company will continue to fight through this period with tenacity and continues to hope for a prosperous future.”

About TAURIGA SCIENCES, INC.:

Tauriga Sciences, Inc. (OTCQB: TAUG) is a diversified life sciences company focused on generating profitable revenues through its present and future holdings. The mission of the Company is to acquire and build a diversified portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company’s business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. Please visit the Company’s corporate website at www.tauriga.com

NON SOLICITATION:

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. Any securities offered or issued in connection with the above-referenced merger and/or investment have not been registered, and will be offered pursuant to an exemption from registration.

DISCLAIMER:

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

CONTACT:

Mr. Seth M. Shaw,

Chairman and Chief Executive Officer

Tauriga Sciences, Inc.

New York City: + 1-917-796-9926

Montreal: +1-514-840-3697

Email: sshaw@tauriga.com

or

Ghalia Lahlou

Interim Chief Financial Officer

Tauriga Sciences, Inc.

Montreal: +1-514-840-3697

Email: glahlou@tauriga.com